                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                December 6, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              eVentures Group, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                              33-19435                      75-2233445
       (State or Other Jurisdiction of               Commission File               (I.R.S. Employer
       Incorporation or Organization)                    Number                   Identification No.)



           One Evertrust Plaza, 8th Floor,
               Jersey City, New Jersey                       07302
       ---------------------------------------            ----------
       (Address of Principal Executive Offices)           (Zip Code)




                                  201-200-5515
               --------------------------------------------------
               Registrant's telephone number, including area code





          -------------------------------------------------------------
          (Former Name or former Address, if Changed Since Last Report)

Item 4            Changes in Registrant's Certifying Accountant

         (a) eVentures Group, Inc. ("eVentures") engaged BDO Siedman as its auditors on December 6, 1999. The board of directors of eVentures ratified the engagement of BDO Siedman and dismissed Larry O'Donnell, C.P.A. ("O'Donnell") as its auditor on December 9, 1999. Following the transactions described in eVentures Form 8-K filed with the Securities and Exchange Commission on October 7, 1999, management determined that it was in the best interest of eVentures to retain a larger and better recognized firm of auditors.

         (b) During our two most recent fiscal years and interim period subsequent to April 30, 1999, there have been no disagreements with O'Donnell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

         (c) Discharged accountant's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.


Item 7.           Exhibits.

                  On December 14, 1999, we filed a Form 8-K to report a change in our certifying accountant and in our fiscal year. We are now filing this Amendment to provide the letter addressed to the Securities and Exchange Commission by our former accountant required pursuant to Item 304 of Regulation S-K.

(c)      Exhibits.

         16.1 Letter, dated December 14, 1999, addressed to the Securities and Exchange Commission by Larry O'Donnell, C.P.A., P.C.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

eVentures Group, Inc.

December 28, 1999

By /s/ STUART CHASANOFF
   ------------------------------------------------
   Name:  Stuart Chasanoff
   Title:    Vice President - Business Development,
         General Counsel and Secretary

                                 EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------
   16.1                    Letter, dated December 14, 1999, addressed to the
                           Securities and Exchange Commission by Larry O'Donnell,
                           C.P.A., P.C.